Exhibit 99.1

WATERSTONE FINANCIAL, INC.
WATERSTONE BANK
11200 W. PLANK CT.
WAUWATOSA, WI 53226
Contact:
Mark R. Gerke
Chief Financial Officer

Exhibit 99.1
Waterstone Financial, Inc. Announces Results of Operations for the Quarter and Year Ended December 31, 2020.

WAUWATOSA, WI – 01/28/2021 – Waterstone Financial, Inc. (NASDAQ: WSBF), holding company for WaterStone Bank, reported net income of $27.8 million, or $1.17 per diluted share for the quarter ended December 31, 2020 compared to $8.8 million, or $0.34 per diluted share for the quarter ended December 31, 2019. Net income per diluted share was $3.30 for the year ended December 31, 2020 compared to net income per diluted share of $1.37 for the year ended December 31, 2019.
“Our financial results continue to be outstanding, as we have just completed our third consecutive quarter of record profits”, said Douglas Gordon, Chief Executive Officer of Waterstone Financial, Inc. “The turbulent environment of 2020 demonstrated the synergies, and profitability, a community bank and its mortgage subsidiary can achieve working in harmony.  Waterstone’s entire team navigated the rocky seas presented by a pandemic, achieving record results, and enhancing shareholders with dividends of $1.28 per share paid during the year.”

Highlights of the Quarter Ended December 31, 2020

Waterstone Financial, Inc. (Consolidated)

•	Consolidated net income of Waterstone Financial, Inc. totaled $27.8 million for the quarter ended December 31, 2020, compared to $8.8 million for the quarter ended December 31, 2019.
•	Consolidated return on average assets was 4.96% for the quarter ended December 31, 2020 compared to 1.75% for the quarter ended December 31, 2019.
•	Consolidated return on average equity was 27.11% for the quarter ended December 31, 2020 and 8.91% for the quarter ended December 31, 2019.
•
Dividends declared totaled $0.50 per share, which included a quarterly dividend of $0.20 per share and a special dividend of $0.30 per share.  The quarterly dividend declared during the quarter represents an increase of $0.08, or 66.7%, compared to quarterly dividend rate paid in previous quarters during 2020.

•	We repurchased approximately 203,000 shares at a cost of $3.5 million during the quarter ended December 31, 2020.

Community Banking Segment

•	Pre-tax income totaled $8.7 million for the quarter ended December 31, 2020, which represents a 4.8% increase compared to $8.3 million for the quarter ended December 31, 2019.
• •
Net interest income totaled $14.5 million for the quarter ended December 31, 2020, which represents an 8.0% increase compared to $13.5 million for the quarter ended December 31, 2019.
Average loans held for investment totaled $1.40 billion during the quarter ended December 31, 2020, which represents an increase of $21.6 million, or 1.6%, compared to $1.38 billion for the quarter ended December 31, 2019. The Paycheck Protection Program (PPP) loans originated during the year ended December 31, 2020, contributed to the growth. Average loans held for investment decreased $26.6 million, or 7.5% annualized, compared to $1.43 billion for the quarter ended September 30, 2020 as PPP loans started to pay off during the fourth quarter.

•	The PPP loans totaled $18.1 million as of December 31, 2020.
•
Net interest margin decreased six basis points to 2.73% for the quarter ended December 31, 2020 compared to 2.79% for the quarter ended December 31, 2019, which was a result of the decrease in yield of interest-earning assets as rates on loans, investments, and cash decreased. Net interest margin increased 10 basis points compared to 2.63% for the quarter ended September 30, 2020, driven by lower average rates on deposits.

•
The segment had no provision for loan losses for the quarter ended December 31, 2020 compared to a negative provision for loan losses of $200,000 for the quarter ended December 30, 2019. Net charge-offs totaled $51,000 for the quarter ended December 31, 2020, compared to net recoveries of $10,000 for the quarter ended December 31, 2019.

•	The efficiency ratio was 46.15% for the quarter ended December 31, 2020, compared to 46.23% for the quarter ended December 31, 2019.
•
Average deposits (excluding escrow accounts) totaled $1.19 billion during the quarter ended December 31, 2020, an increase of $137.9 million, or 13.1%, compared to $1.06 billion during the quarter ended December 31, 2019. Average deposits increased $13.0 million, or 4.4% annualized compared to the $1.18 billion for the quarter ended September 30, 2020.

•	Nonperforming assets as percentage of total assets was 0.27% at December 31, 2020, 0.31% at September 30, 2020, and 0.39% at December 31, 2019.
•	Past due loans as percentage of total loans was 0.57% at December 31, 2020, 0.39% at September 30, 2020, and 0.47% at December 31, 2019.
•
The Company held approximately $9.2 million in loans, representing 0.7% of the total loan portfolio as of December 31, 2020, which had been modified as either a deferment of principal or principal and interest since the beginning of the pandemic. Of the $9.2 million in loans, $1.2 million qualify as modifications under the CARES Act. The remaining $8.0 million represents three loans that are classified as troubled debt restructurings.

Mortgage Banking Segment

•	Pre-tax income totaled $28.3 million for the quarter ended December 31, 2020, compared to $3.4 million for the quarter ended December 31, 2019.
•
Loan originations increased $505.2 million, or 65.0%, to $1.28 billion during the quarter ended December 31, 2020, compared to $777.1 million during the quarter ended December 31, 2019. Origination volume relative to purchase activity accounted for 59.2% of originations for the quarter ended December 31, 2020 compared to 72.1% of total originations for the quarter ended December 31, 2019.

•	Mortgage banking income increased $36.1 million, or 111.2%, to $68.5 million for the quarter ended December 31, 2020, compared to $32.4 million for the quarter ended December 31, 2019.
•	Gross margin on loans sold increased to 5.40% for the quarter ended December 31, 2020, compared to 4.27% for the quarter ended December 31, 2019.

Recent Developments:

COVID-19 Pandemic and the CARES Act
The Coronavirus Aid, Relief and Economic Security (“CARES”) Act, signed into law at the end of March 2020, allowed for a temporary delay in the adoption of accounting guidance under Accounting Standards Codification Topic 326, “Financial Instruments – Credit Losses (“CECL”) until the earlier of December 31, 2020 or the end of the COVID-19 national emergency.  During the quarter ended March 31, 2020, pursuant to the CARES Act and guidance from the Securities and Exchange Commission (“SEC”) and Financial Accounting Standards Board (“FASB”), we elected to delay adoption of CECL.  On December 27, 2020, the Consolidated Appropriations Act, 2021 was signed into law.  Among other provisions, this Act extended the temporary delay on the adoption of CECL until the earlier of January 1, 2022 or the end of the COVID-19 national emergency.  We have elected to delay adoption of CECL.  As a result, our financial statements for the quarter and year ended December 31, 2020 include an allowance for loan losses that was prepared under the existing incurred loss methodology.

About Waterstone Financial, Inc.

Waterstone Financial, Inc. is the savings and loan holding company for WaterStone Bank. WaterStone Bank was established in 1921 and offers a full suite of personal and business banking products. The Bank has branches in Wauwatosa/State St, Brookfield, Fox Point/North Shore, Franklin/Hales Corners, Germantown/Menomonee Falls, Greenfield/Loomis Rd, Milwaukee/Oklahoma Ave, Oak Creek/27th St, Oak Creek/Howell Ave, Oconomowoc/Lake Country, Pewaukee, Waukesha, West Allis/Greenfield Ave, and West Allis/National Ave, Wisconsin. WaterStone Bank is the parent company to Waterstone Mortgage, which has the ability to lend in 48 states. For more information about WaterStone Bank, go to http://www.wsbonline.com.

Forward-Looking Statements

This press release contains statements or information that may constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements include, without limitation, statements regarding expected financial and operating activities and results that are preceded by, followed by, or that include words such as “may,” “expects,” “anticipates,” “estimates” or “believes.”  Any such statements are based upon current expectations that involve a number of risks and uncertainties and are subject to important factors that could cause actual results to differ materially from those anticipated by the forward-looking statements.  Factors that might cause such a difference include changes in interest rates; demand for products and services; the degree of competition by traditional and nontraditional competitors; changes in banking regulation or actions by bank regulators; changes in tax laws; the impact of technological advances; governmental and regulatory policy changes; the outcomes of contingencies; trends in customer behavior as well as their ability to repay loans; changes in local real estate values; changes in the national and local economies, including significant disruption to financial market and other economic activity caused by the outbreak of COVID-19; and other factors, including risk factors referenced in Item 1A. Risk Factors in Waterstone’s most recent Annual Report on Form 10-K and as may be described from time to time in Waterstone’s subsequent SEC filings, which factors are incorporated herein by reference.  Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect only Waterstone’s belief as of the date of this press release.

WATERSTONE FINANCIAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)
	For The Three Months Ended December 31,		For The Year Ended December 31,
	2020	2019	2020	2019
	(In Thousands, except per share amounts)
Interest income:
Loans	$18,229	$18,547	$72,633	$72,235
Mortgage-related securities	528	718	2,488	2,978
Debt securities, federal funds sold and short-term investments	870	1,013	3,363	4,528
Total interest income	19,627	20,278	78,484	79,741
Interest expense:
Deposits	2,605	4,465	14,365	17,278
Borrowings	2,706	2,687	10,619	10,266
Total interest expense	5,311	7,152	24,984	27,544
Net interest income	14,316	13,126	53,500	52,197
Provision for loan losses	30	(170)	6,340	(900)
Net interest income after provision for loan losses	14,286	13,296	47,160	53,097
Noninterest income:
Service charges on loans and deposits	1,078	1,091	4,462	2,363
Increase in cash surrender value of life insurance	318	356	1,905	1,935
Mortgage banking income	66,953	32,140	233,245	125,666
Other	1,537	222	4,405	786
Total noninterest income	69,886	33,809	244,017	130,750
Noninterest expenses:
Compensation, payroll taxes, and other employee benefits	38,351	26,491	139,046	101,718
Occupancy, office furniture, and equipment	2,479	2,521	10,223	10,606
Advertising	1,066	1,051	3,691	3,885
Data processing	918	989	3,941	3,630
Communications	335	320	1,329	1,359
Professional fees	471	1,167	8,118	3,605
Real estate owned	(63)	(221)	(8)	(146)
Loan processing expense	1,026	746	4,646	3,288
Other	2,580	2,273	12,075	8,328
Total noninterest expenses	47,163	35,337	183,061	136,273
Income before income taxes	37,009	11,768	108,116	47,574
Income tax expense	9,174	2,974	26,971	11,671
Net income	$27,835	$8,794	$81,145	$35,903
Income per share:
Basic	$1.17	$0.34	$3.32	$1.38
Diluted	$1.17	$0.34	$3.30	$1.37
Weighted average shares outstanding:
Basic	23,703	25,586	24,464	26,021
Diluted	23,877	25,852	24,607	26,247

WATERSTONE FINANCIAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
	December 31,	December 31,
	2020	2019
	(Unaudited)
Assets	(In Thousands, except per share amounts)
Cash	$56,190	$52,814
Federal funds sold	18,847	12,704
Interest-earning deposits in other financial institutions and other short term investments	19,730	8,782
Cash and cash equivalents	94,767	74,300
Securities available for sale (at fair value)	159,619	178,476
Loans held for sale (at fair value)	402,003	220,123
Loans receivable	1,375,137	1,388,031
Less: Allowance for loan losses	18,823	12,387
Loans receivable, net	1,356,314	1,375,644

Office properties and equipment, net	23,722	25,028
Federal Home Loan Bank stock (at cost)	26,720	21,150
Cash surrender value of life insurance	63,573	69,665
Real estate owned, net	322	748
Prepaid expenses and other assets	57,547	31,213
Total assets	$2,184,587	$1,996,347

Liabilities and Shareholders' Equity
Liabilities:
Demand deposits	$188,225	$130,063
Money market and savings deposits	295,317	197,942
Time deposits	701,328	739,771
Total deposits	1,184,870	1,067,776

Borrowings	508,074	483,562
Advance payments by borrowers for taxes	3,522	4,212
Other liabilities	75,003	47,111
Total liabilities	1,771,469	1,602,661

Shareholders' equity:
Preferred stock	-	-
Common stock	251	271
Additional paid-in capital	180,684	211,997
Retained earnings	245,287	197,393
Unearned ESOP shares	(15,430)	(16,617)
Accumulated other comprehensive income, net of taxes	2,326	642
Total shareholders' equity	413,118	393,686
Total liabilities and shareholders' equity	$2,184,587	$1,996,347

Share Information
Shares outstanding	25,088	27,148
Book value per share	$16.47	$14.50
Closing market price	$18.82	$19.03
Price to book ratio	114.27%	131.24%

WATERSTONE FINANCIAL, INC. AND SUBSIDIARIES
SUMMARY OF KEY QUARTERLY FINANCIAL DATA
(Unaudited)

	At or For the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2020	2020	2020	2020	2019
	(Dollars in Thousands, except per share amounts)
Condensed Results of Operations:
Net interest income	$14,316	$13,409	$13,249	$12,526	$13,126
Provision for loan losses	30	1,025	4,500	785	(170)
Total noninterest income	69,886	75,763	66,904	31,464	33,809
Total noninterest expense	47,163	53,001	47,689	35,208	35,337
Income before income taxes	37,009	35,146	27,964	7,997	11,768
Income tax expense	9,174	8,853	7,016	1,928	2,974
Net income	$27,835	$26,293	$20,948	$6,069	$8,794
Income per share – basic	$1.17	$1.08	$0.86	$0.24	$0.34
Income per share – diluted	$1.17	$1.08	$0.85	$0.24	$0.34
Dividends declared per share	$0.50	$0.12	$0.12	$0.62	$0.12

Performance Ratios (annualized):
Return on average assets - QTD	4.96%	4.78%	3.87%	1.21%	1.75%
Return on average equity - QTD	27.11%	26.30%	22.39%	6.24%	8.91%
Net interest margin - QTD	2.73%	2.63%	2.62%	2.68%	2.79%

Return on average assets - YTD	3.77%	3.35%	2.59%	1.21%	1.82%
Return on average equity - YTD	20.18%	18.02%	14.03%	6.24%	9.14%
Net interest margin - YTD	2.67%	2.64%	2.65%	2.68%	2.83%

Asset Quality Ratios:
Past due loans to total loans	0.57%	0.39%	0.45%	0.78%	0.47%
Nonaccrual loans to total loans	0.40%	0.42%	0.39%	0.48%	0.51%
Nonperforming assets to total assets	0.27%	0.31%	0.28%	0.36%	0.39%
Allowance for loan losses to loans receivable	1.37%	1.31%	1.24%	0.94%	0.89%

WATERSTONE FINANCIAL, INC. AND SUBSIDIARIES
SUMMARY OF QUARTERLY AVERAGE BALANCES AND YIELD/COSTS
(Unaudited)

	At or For the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2020	2020	2020	2020	2019
Average balances	(Dollars in Thousands)
Interest-earning assets
Loans receivable and held for sale	$1,775,455	$1,766,715	$1,759,970	$1,562,097	$1,573,190
Mortgage related securities	91,199	96,529	105,727	112,089	110,426
Debt securities, federal funds sold and short term investments	217,356	166,160	164,306	206,485	183,447
Total interest-earning assets	2,084,010	2,029,404	2,030,003	1,880,671	1,867,063
Noninterest-earning assets	147,573	160,526	147,342	132,283	125,904
Total assets	$2,231,583	$2,189,930	$2,177,345	$2,012,954	$1,992,967

Interest-bearing liabilities
Demand accounts	$53,771	$50,590	$45,289	$39,886	$38,650
Money market, savings, and escrow accounts	304,467	282,349	252,500	218,942	215,332
Certificates of deposit	726,132	741,265	730,573	734,147	737,726
Total interest-bearing deposits	1,084,370	1,074,204	1,028,362	992,975	991,708
Borrowings	546,070	531,588	609,863	495,595	485,482
Total interest-bearing liabilities	1,630,440	1,605,792	1,638,225	1,488,570	1,477,190
Noninterest-bearing demand deposits	128,665	115,605	92,627	85,815	86,849
Noninterest-bearing liabilities	64,001	56,451	47,140	40,609	38,580
Total liabilities	1,823,106	1,777,848	1,777,992	1,614,994	1,602,619
Equity	408,477	397,776	376,375	391,148	391,382
Total liabilities and equity	$2,231,583	$2,175,624	$2,154,367	$2,006,142	$1,994,001

Average Yield/Costs (annualized)
Loans receivable and held for sale	4.08%	4.10%	4.23%	4.55%	4.68%
Mortgage related securities	2.30%	2.42%	2.55%	2.52%	2.58%
Debt securities, federal funds sold and short term investments	1.59%	1.75%	1.71%	2.07%	2.19%
Total interest-earning assets	3.75%	3.83%	3.93%	4.16%	4.31%

Demand accounts	0.07%	0.09%	0.08%	0.08%	0.10%
Money market and savings accounts	0.53%	0.67%	0.74%	0.78%	0.66%
Certificates of deposit	1.20%	1.62%	1.91%	2.13%	2.20%
Total interest-bearing deposits	0.96%	1.29%	1.54%	1.75%	1.79%
Borrowings	1.97%	1.98%	1.76%	2.12%	2.20%
Total interest-bearing liabilities	1.30%	1.52%	1.62%	1.87%	1.92%

COMMUNITY BANKING SEGMENT
SUMMARY OF KEY QUARTERLY FINANCIAL DATA
(Unaudited)

	At or For the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2020	2020	2020	2020	2019
	(Dollars in Thousands)
Condensed Results of Operations:
Net interest income	$14,546	$13,461	$13,701	$12,908	$13,472
Provision for loan losses	-	1,000	4,325	750	(200)
Total noninterest income	1,655	3,104	2,936	1,028	1,645
Noninterest expenses:
Compensation, payroll taxes, and other employee benefits	5,159	5,000	4,906	5,168	4,693
Occupancy, office furniture and equipment	934	874	866	1,014	894
Advertising	244	252	297	248	317
Data processing	511	490	678	605	583
Communications	110	113	91	97	93
Professional fees	5	266	226	198	162
Real estate owned	(63)	11	33	11	(251)
Loan processing expense	-	-	-	-	-
Other	577	818	532	580	498
Total noninterest expense	7,477	7,824	7,629	7,921	6,989
Income before income taxes	8,724	7,741	4,683	5,265	8,328
Income tax expense	1,926	1,565	574	1,154	2,033
Net income	$6,798	$6,176	$4,109	$4,111	$6,295

Efficiency ratio - QTD	46.15%	47.23%	45.86%	56.84%	46.23%
Efficiency ratio - YTD	48.71%	49.59%	50.86%	56.84%	47.74%

MORTGAGE BANKING SEGMENT
SUMMARY OF KEY QUARTERLY FINANCIAL DATA
(Unaudited)

	At or For the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2020	2020	2020	2020	2019
	(Dollars in Thousands)
Condensed Results of Operations:
Net interest income	$(223)	$(58)	$(511)	$(379)	$(399)
Provision for loan losses	30	25	175	35	30
Total noninterest income	68,500	73,143	64,218	30,798	32,440
Noninterest expenses:
Compensation, payroll taxes, and other employee benefits	33,347	34,559	32,139	19,387	21,975
Occupancy, office furniture and equipment	1,545	1,595	1,668	1,727	1,627
Advertising	822	609	567	652	734
Data processing	402	426	413	395	402
Communications	225	226	226	241	227
Professional fees	441	4,465	850	1,620	1,000
Real estate owned	-	-	-	-	30
Loan processing expense	1,026	1,336	1,208	1,076	746
Other	2,110	2,444	3,239	2,552	1,918
Total noninterest expense	39,918	45,660	40,310	27,650	28,659
Income (loss) before income taxes	28,329	27,400	23,222	2,734	3,352
Income tax expense (benefit)	7,252	7,284	6,440	768	921
Net income (loss)	$21,077	$20,116	$16,782	$1,966	$2,431

Efficiency ratio - QTD	58.46%	62.48%	63.27%	90.90%	89.44%
Efficiency ratio - YTD	65.20%	67.95%	72.70%	90.90%	87.47%

Loan originations	$1,282,321	$1,296,725	$1,142,683	$708,840	$777,073
Purchase	59.2%	64.1%	55.5%	68.3%	72.1%
Refinance	40.8%	35.9%	44.5%	31.7%	27.9%
Gross margin on loans sold(1)	5.40%	5.44%	5.45%	4.08%	4.27%
(1) - Gross margin on loans sold equals mortgage banking income (excluding the change in interest rate lock value) divided by total loan originations